Exhibit 10.1

FIRST AMENDMENT TO

GOODRX HOLDINGS, INC.

2020 INCENTIVE AWARD PLAN

This First Amendment (“Amendment”) to the GoodRx Holdings, Inc. 2020 Incentive Award Plan (the “Plan”), is adopted by the Board of Directors (the “Board”) of GoodRx Holdings, Inc., a Delaware corporation (the “Company”), as of April 1, 2021. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

RECITALS

A.	The Company currently maintains the Plan;

B.	Pursuant to Section 10.4 of the Plan, the Board has the authority to amend the Plan at any time, subject to certain restrictions; and

C.	In order to ease the administrative burden with respect to the withholding of applicable taxes in connection with the settlement of RSU awards, the Board desires to amend the Plan as set forth herein.

AMENDMENT

Effective as of the date set forth above, the Plan is hereby amended as follows:

1.	Section 9.5. Section 9.5 of the Plan is hereby amended to replace each instance of the phrase “Fair Market Value” with the phrase “fair market value”.

2.	This Amendment shall be and is hereby incorporated in and forms a part of the Plan.

3.	Except as expressly provided herein, all terms and conditions of the Plan shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, I hereby certify that the foregoing Amendment was duly adopted by the Board of Directors of GoodRx Holdings, Inc. on the date and year above first written.

GOODRX HOLDINGS, INC.

By:	/s/ Karsten Voermann
Karsten Voermann
Chief Financial Officer

Date: April 1, 2021